AMENDMENT NO. 3
TO
LOAN AGREEMENT
THIS AMENDMENT NO. 3 TO LOAN AGREEMENT (this “Amendment”) is entered into as of April 30, 2013, by and among SQUARETWO FINANCIAL CORPORATION, a Delaware corporation (in its individual capacity, “US Borrower”), and as borrowing agent (in such capacity, “Borrowing Agent”), PREFERRED CREDIT RESOURCES LIMITED, an Ontario corporation (“Canadian Borrower”) (US Borrower and Canadian Borrower are sometimes collectively referred to herein as “Borrowers” and individually as a “Borrower”), the other persons designated as “Loan Parties”, certain of the Lenders party to the Loan Agreement (as defined below), and ALLY COMMERCIAL FINANCE LLC (formerly known as GMAC Commercial Finance LLC), a Delaware limited liability company (in its individual capacity, “Ally”), as administrative and collateral agent (in such capacity, “Agent”) and as funding and disbursement agent with respect to the Canadian Revolving Loans (in such capacity, “Canadian Agent”).
BACKGROUND
WHEREAS, Borrowers, Agent, Canadian Agent, and Lenders are parties to a Loan Agreement dated as of April 7, 2010 (as amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”) pursuant to which Agent and Lenders provide Borrowers with certain financial accommodations;
WHEREAS, Borrowing Agent has requested that Agent, Canadian Agent, and Lenders make certain amendments to the Loan Agreement, and Agent, Canadian Agent, and the Lenders party hereto are willing to amend the Loan Agreement on the terms and conditions hereafter set forth.
NOW, THEREFORE, in consideration of any loan or advance or grant of credit heretofore or hereafter made to or for the account of Borrowers by Agent, Canadian Agent, and Lenders, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
1.Definitions. All capitalized terms not otherwise defined herein shall have the meanings given to them in the Loan Agreement.

2.Amendment to Loan Agreement. Subject to satisfaction of the conditions precedent set forth in Section 3 below, the Loan Agreement is hereby amended as follows:

(a)Section 1.1 of the Loan Agreement is hereby amended as follows:

(i)The following defined terms are hereby inserted in the appropriate alphabetical order:

“Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. §1 et seq.), as amended from time to time, and any successor statute.
“Eligible Party” means an “eligible contract participant” for purposes of Section 1a(18) of the Commodity Exchange Act, regulations promulgated thereunder and binding guidance thereunder promulgated by the Commodity Futures Trading Commission.
“Excluded Swap Obligations” means, with respect to any Loan Party, any Swap Obligation if, and to the extent that, all or a portion of the guarantee of such Loan Party of, or the grant by such Loan Party of a security interest to secure, such Swap Obligation (or any guarantee thereof) is or becomes illegal or unenforceable under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Loan Party's failure for any reason not to constitute an Eligible Party.
“Qualified ECP Loan Party” means, in respect of any Swap Obligation, (a) each Loan Party that has total assets exceeding $10,000,000 at the time such Swap Obligation is incurred, or (b) such other Person as is qualified to give a “letter of credit or keepwell, support, or other agreement” for purposes of Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.
“Swap Obligation” means, with respect to any Loan Party, any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of section 1a(47) of the Commodity Exchange Act.
(ii)The definition of “Applicable Margin” is amended and restated in its entirety as follows:
“Applicable Margin” for each type of Loan shall mean the applicable percentage specified below:

TYPE OF LOAN	APPLICABLE MARGIN FOR BASE RATE LOANS	APPLICABLE MARGIN FOR LIBOR LOANS	APPLICABLE MARGIN FOR CANADIAN BA RATE LOANS
US Revolving Advances	2.75%	3.75%	Not Available
Canadian Revolving Advances	2.75%	Not Available	4.25%
US Obligations for which no other interest rate is specified	2.75%	Not Available	Not Available
Canadian Obligations for which no other interest rate is specified	2.75%	Not Available	Not Available

(iii)The definition of “Base Rate” is hereby amended by deleting the last sentence in its entirety and inserting the following text in lieu thereof: “Notwithstanding the foregoing, in no event shall the Base Rate be less than two percent (2.00%).”

(iv)The definition of “BMO” is hereby deleted in its entirety.

(v)The definition of “Canadian BA Rate” is hereby amended by deleting the text “1.50%” appearing therein and inserting the text “1.00%” in lieu thereof.

(vi)The definition of “Canadian Letter of Credit Issuer” is hereby amended by deleting the reference to “BMO” and inserting “U.S. Bank, National Association” in lieu thereof.

(vii)The definition of "LIBOR" is hereby amended by deleting clause (1)(x) in its entirety and inserting the following text in lieu thereof: “(x) one percent (1.00%) and”.

(viii)The definition of “Obligation” is hereby amended by inserting the following text immediately prior to the period at the end of the definition: “; excluding, in each case with respect to any Loan Party, any Excluded Swap Obligations of such Loan Party”

(b)Section 2.3(A) of the Loan Agreement is hereby amended by deleting clause (3) in its entirety and inserting “(3) 0.50% per annum” in lieu thereof.

(c)Section 2.5 of the Loan Agreement is hereby amended by deleting the reference to “April 6, 2014” and inserting “April 6, 2016” in lieu thereof.

(d)Section 5 of the Loan Agreement is hereby amended by inserting the following text immediately following Section 5.13:

“Section 5.14.    Keepwell. Each Qualified ECP Loan Party, jointly and severally, hereby absolutely, unconditionally and irrevocably undertakes to provide such funds or other support as may be needed from time to time by any other Loan Party hereunder to honor all of such Loan Party's obligations under this Agreement in respect of Swap Obligations (provided, however, that each Qualified ECP Loan Party shall only be liable under this Section 5.14 for the maximum amount of such liability that can be hereby incurred without rendering its obligations under this Section 5.14, or otherwise under this Agreement, voidable under applicable law, including applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount). The obligations of each Qualified ECP Loan Party under this Section 5.14 shall remain in full force and effect until all of the Obligations have been Paid In Full. Each Qualified ECP Loan Party intends that this Section 5.14 constitute, and this Section 5.14 shall be deemed to constitute, a “keepwell, support, or other agreement” for the benefit of each other Loan Party for all purposes of Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.
3.Conditions of Effectiveness. This Amendment shall become effective on the date that (i) Agent shall have received eight (8) copies of this Amendment executed by Borrowing Agent, Agent and all Lenders and consented and agreed to by Borrowers and Guarantors, (ii) Ally, SunTrust Bank and Bank of Montreal shall have entered into one or more Assignment and Acceptance Agreements, pursuant to which

SunTrust Bank and Bank of Montreal shall assign to Ally all Loans and all other rights, obligations and commitments that they each own under the Loan Agreement, and the foregoing agreements shall be effective, and (iii) Agent, on behalf of each of the Lenders, shall have received an amendment fee in an amount equal to 0.15% of such Lender's respective Revolving Loan Commitment.

4.Representations and Warranties. Each Loan Party hereby represents and warrants as follows:

(a)This Amendment and the Loan Agreement, as amended hereby, constitute legal, valid and binding obligations of each Loan Party and are enforceable against each Loan Party in accordance with their respective terms.

(b)Upon the effectiveness of this Amendment, each Loan Party hereby reaffirms all covenants, representations and warranties made in the Loan Agreement to the extent the same are not amended hereby and agree that all such covenants, representations and warranties shall be deemed to have been remade as of the effective date of this Amendment.

(c)No Event of Default or Default has occurred and is continuing or would exist after giving effect to this Amendment.

(d)No Loan Party has any defense, counterclaim or offset with respect to the Loan Agreement.

5.Effect on the Loan Agreement.

(a)Upon the effectiveness of Section 2 hereof, each reference in the Loan Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import shall mean and be a reference to the Loan Agreement as amended hereby.

(b)Except as specifically amended herein, the Loan Agreement, and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

(c)The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Agent or Lenders, nor constitute a waiver of any provision of the Loan Agreement, or any other documents, instruments or agreements executed and/or delivered under or in connection therewith.

6.Governing Law. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and shall be governed by and construed in accordance with the laws of the State of New York.

7.Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

8.Counterparts; Facsimile. This Amendment may be executed by the parties hereto in one or more counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same agreement. Any signature delivered by a party by facsimile transmission shall be deemed to be an original signature hereto.

IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first written above.
Borrowing Agent:

SQUARETWO FINANCIAL CORPORATION, as Borrowing Agent

By:	/s/ Paul A. Larkins
Name:	Paul A. Larkins
Title:	President and CEO

Agent:

ALLY COMMERCIAL FINANCE LLC (formerly known as GMAC Commercial Finance LLC), as Agent and Canadian Agent

By:	/s/ Thomas Maiale
Name:	Thomas Maiale
Title:	Senior Director

Lenders:

ALLY COMMERCIAL FINANCE LLC (formerly known as GMAC Commercial Finance LLC), as a Lender

By:	/s/ Thomas Maiale
Name:	Thomas Maiale
Title:	Senior Director

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Laura Warner
Name:	Laura Warner
Title:	Director

ING CAPITAL LLC, as a Lender

By:	/s/ John Lanier
Name:	John Lanier
Title:	Director

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Chris Gibson
Name:	Chris Gibson
Title:	AVP

FIFTH THIRD BANK, as a Lender

By:	/s/ Gregory Vollmer
Name:	Gregory Vollmer
Title:	Vice President

SIEMENS FINANCIAL SERVICES, INC., as a Lender

By:	/s/ Maria Levy
Name:	Maria Levy
Title:	Vice President

By:	/s/ WD Jentsch
Name:	WD Jentsch
Title:	Vice President

Acknowledged, agreed and consented to by:

SQUARETWO FINANCIAL CORPORATION,
as US Borrower and as a US Guarantor

By:	/s/ Paul A. Larkins
Name:	Paul A. Larkins
Title:	President and CEO

CACH, LLC
CACH OF NJ, LLC
COLLECT AMERICA OF CANADA LLC
CACV OF COLORADO, LLC
CACV OF NEW JERSEY, LLC
HEALTHCARE FUNDING SOLUTIONS, LLC
ORSA, LLC
CANDEO, LLC
AUTUS, LLC, each as a US Guarantor

By:	/s/ Paul A. Larkins
Name:	Paul A. Larkins
Title:	Manager

REFINANCE AMERICA, LTD., as a US Guarantor

By:	/s/ Thomas Good
Name:	Thomas Good
Title:	General Counsel and Secretary

METROPOLITAN LEGAL ADMINISTRATION SERVICES INC.,
as a Canadian Guarantor

By:	/s/ Christopher Walker
Name:	Christopher Walker
Title:	President and CEO

PREFERRED CREDIT RESOURCES LIMITED,
as Canadian Borrower and as a Canadian Guarantor

By:	/s/ Christopher Walker
Name:	Christopher Walker
Title:	President and CEO

CA HOLDING, INC., as a US Guarantor

By:	/s/ Paul A. Larkins
Name:	Paul A. Larkins
Title:	President and CEO

CCL FINANCIAL INC., as a Canadian Guarantor

By:	/s/ Christopher Walker
Name:	Christopher Walker
Title:	President and CEO

SQUARE TWO FINANCIAL CANADA CORPORATION,
as a Canadian Guarantor

By:	/s/ Christopher Walker
Name:	Christopher Walker
Title:	President and CEO

SQUARETWO FINANCIAL COMMERCIAL FUNDING
CORPORATION, as a US Guarantor

By:	/s/ Paul A. Larkins
Name:	Paul A. Larkins
Title:	President and CEO